Exhibit 99.2

1 | NASDAQ: SLP Earnings Call – Q2 FY22 April 6, 2022 1

2 | NASDAQ: SLP With the exception of historical information, the matters discussed in this presentation are forward - looking statements that involve a number of risks and uncertainties . Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements . Factors that could cause or contribute to such differences include, but are not limited to : our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, our ability to identify and close acquisitions on terms favorable to the Company, and a sustainable market . Further information on our risk factors is contained in our quarterly and annual reports and filed with the U . S . Securities and Exchange Commission . Safe Harbor Statement

3 | NASDAQ: SLP Second Quarter Highlights » Strong momentum to begin year » Continued strong double - digit software performance » Continued services backlog growth 13% Revenue Growth 48% Adj. EBITDA % of Revenue 40% Diluted EPS Growth » Demonstrated scientific leadership » New software releases » Key pharma and regulatory collaborations » Results in - line with guidance 50% Services Backlog Growth

Second Quarter Software Highlights

GastroPlus®

+22% Q2 Revenue Growth

- 3 new commercial customers
- 8 upsells
- 18 peer reviewed journal articles published in Q2

+21% YTD Revenue Growth

MonolixSuite®

+43% Q2 Revenue Growth

- Release of MonolixSuite 2021 R1 with a new bioequivalence module
- 8 new commercial customers and 11 upsells
- Monolix Distributor Agreement for Japan market

+40% YTD Revenue Growth

ADMET Predictor®

+13% Q2 Revenue Growth

- 7 new commercial customers
- 8 upsells
- Continued progress with AIDD collaboration

+19% YTD Revenue Growth

4 | NASDAQ: SLP

SimulationsPlus
Cognigen | DILIsym Services | Lixoft

5 | NASDAQ: SLP Second Quarter Services Highlights PKPD » Good underlying bookings activity - full pipeline of opportunities » Revenue cadence impacted by customer timing requirements QSP/QST » Return to pre - COVID - 19 bookings attainment » Booked $1.7M NIH grant for BIOLOGXsym TM » 2 new QSP modeling projects underway: GOUTsym and COMPLEMENTsym PBPK » Accelerating demand in this market segment » New funded collaboration with large animal health company 50% Backlog Growth 45% Projects Growth - 5% Revenue Decline - 14% Q2 Revenue Decline - 12% Q2 Revenue Decline 0% Q2 Revenue Change

6 | NASDAQ: SLP FY22 Outlook Growth Targets: 10% to 15% Total Revenue Growth 55% to 60% Software Revenue % of Total Revenue 40% to 45% Service Revenue % of Total Revenue Commentary: » Software business continues to deliver strong momentum. » Services business normalizing and long - term outlook remains positive; strong backlog growth and robust pipeline activity » M&A remains strategic enhancement to organic growth objectives

7 | NASDAQ: SLP Financial Results

8 | NASDAQ: SLP Q4 Revenue (in millions) +13% Total Revenue $5.4 $7.8 $9.8 $5.0 $5.3 $5.0 $10.4 $13.1 $14.8 2Q20 2Q21 2Q22 Software Services 60% 40% 2Q21 Mix Software Services 66% 34% 2Q22 Mix Software Services Revenue – Q2 (in millions) +25% Software Revenue - 5% Service Revenue

9 | NASDAQ: SLP Q4 Revenue (in millions) +14% Total Revenue $10.0 $14.0 $17.1 $9.8 $9.8 $10.1 $19.8 $23.8 $27.2 FY20 FY21 FY22 Software Services 59% 41% FY21 Mix Software Services 63% 37% FY22 Mix Software Services +23% Software Revenue Revenue – YTD (in millions) +2% Service Revenue

10 | NASDAQ: SLP 86% 89% 92% 61% 61% 59% 74% 78% 81% 2Q20 2Q21 2Q22 Software Services Total Gross Margin Trends – Q2

11 | NASDAQ: SLP 85% 88% 91% 61% 63% 60% 73% 78% 79% FY20 FY21 FY22 Software Services Total Gross Margin Trends – YTD

12 | NASDAQ: SLP Software Revenue by Product Software Product as % of Software Revenue 56% 23% 14% 7% Q2 FY22 Other 55% 22% 17% 6% YTD FY22 Other

13 | NASDAQ: SLP Software Performance Metrics – Q4 Avg. Revenue per Customer (in thousands) $54 $84 $101 2Q20 2Q21 2Q22 91% 88% 87% 96% 92% 96% 2Q20 2Q21 2Q22 Accounts Fees Software Performance Metrics – Q2 Commercial Customers Renewal Rates

14 | NASDAQ: SLP Software Performance Metrics – Q4 Avg. Revenue per Customer (in thousands) $67 $97 $97 FY20 FY21 FY22 93% 87% 90% 97% 93% 96% FY20 FY21 FY22 Accounts Fees Software Performance Metrics – YTD Commercial Customers University+ Customers: 124 in 39 countries Renewal Rates

15 | NASDAQ: SLP Services Revenue by Type Services Types as % of Service Revenue 44% 30% 19% 7% PKPD QSP/QST PBPK Other Q2 FY22 45% 30% 18% 7% PKPD QSP/QST PBPK Other YTD FY22

16 | NASDAQ: SLP Services Performance Metrics $13 $11 $17 2Q20 2Q21 2Q22 Backlog (in millions) 53 73 63 27 19 25 37 47 82 - 31 117 139 201 2Q20 2Q21 2Q22 PKPD QSP/QST PBPK Other Backlog Services Performance Metrics Total Projects

17 | NASDAQ: SLP Income Statement Summary – Q2 (in millions, except EPS) 2Q22 % of Rev 2Q21 % of Rev Revenue $14.8 100% $13.1 100% Revenue Growth 13% 27% Gross profit 12.0 81% 10.2 78% R&D 0.9 6% 1.3 10% SG&A 5.6 38% 5.4 42% Total operating expense 6.5 44% 6.7 51% Income from operations 5.5 37% 3.5 27% Income before income taxes 5.5 37% 3.4 26% Income taxes (1.1) 8% (0.2) 2% Effective tax rate 20% 6% Net income $4.4 30% $3.2 24% Diluted earnings per share $0.21 $0.15 Adjusted EBITDA $7.2 48% $5.0 38%

18 | NASDAQ: SLP Income Statement Summary – YTD (in millions, except EPS) FY22 % of Rev FY21 % of Rev Revenue $27.2 100% $23.8 100% Revenue Growth 14% 21% Gross profit 21.6 79% 18.5 78% R&D 1.8 7% 2.1 0 9% SG&A 10.6 39% 9.9 41% Total operating expense 12.4 45% 12.0 50% Income from operations 9.3 34% 6.5 27% Income before income taxes 9.4 35% 6.4 27% Income taxes (2.0) 7% (0.7) 0 3% Effective tax rate 21% 11% Net income $7.4 27% $5.7 24% Diluted earnings per share $0.36 $0.27 Adjusted EBITDA $12.4 46% $9.3 39%

19 | NASDAQ: SLP Balance Sheet Summary (in millions) Feb. 28, 2022 Aug. 31, 2021 Cash and short - term investments $124.6 $123.6 Total current assets 143.6 139.3 Total assets 185.0 180.0 Current liabilities 9.0 11.6 Long - term liabilities 3.4 2.6 Total liabilities 12.4 14.2 Shareholders’ equity 172.6 165.8 Total liabilities and shareholders’ equity 185.0 180.0

20 | NASDAQ: SLP Conclusion » Industry adoption of model informed drug development tools and techniques continues to expand » Scientific credibility with academia and regulatory agencies » Software business with accelerated revenue growth rates and expanded product functionality » Services business normalizing with improved backlog and strong bookings SECURE LEADERSHIP POSITION IN BIOSIMULATION MARKET